Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations
(19)	DISCONTINUED OPERATIONS

PHI’s income (loss) from discontinued operations, net of income taxes, is comprised of the following:

	For the Year Ended December 31,
	2012	2011	2010
	(millions of dollars)
Cross-border energy lease investments	$41	$36	$28
Pepco Energy Services’ retail electric and natural gas supply businesses	26	2	20
Conectiv Energy	—	(3)	(107)

Income (loss) from discontinued operations, net of income taxes	$67	$35	$(59)

Cross-Border Energy Lease Investments

Between 1994 and 2002, PCI entered into cross-border energy lease investments consisting of hydroelectric generation facilities, coal-fired electric generation facilities and natural gas distribution networks located outside of the United States. Each of these lease investments was structured as a sale and leaseback transaction commonly referred to as a sale-in, lease-out, or SILO, transaction. As of December 31, 2012 and 2011, the lease portfolio consisted of six investments and seven investments, respectively, with a net investment value of $1,237 million and $1,349 million, respectively.

As further discussed in Note (20), “Subsequent Event,” during the second and third quarters of 2013, PHI terminated all of its interests in the six remaining lease investments. As a result, PHI has reported the results of operations of the cross-border energy lease investments as discontinued operations in all periods presented in the accompanying consolidated statements of income. Further, the assets and liabilities related to the cross-border energy lease investments are reported as held for disposition as of each date in the accompanying consolidated balance sheets. In addition, Note (1), “Organization,” Note (5), “Segment Information,” Note (8), “Leasing Activities,” Note (12), “Income Taxes,” Note (18), “Quarterly Financial Information (Unaudited),” and Note (19), “Discontinued Operations” have been updated to reflect the classification of the cross-border energy lease investments as discontinued operations.

Operating Results

The operating results for the cross-border energy lease investments are as follows:

	For the Year Ended December 31,
	2012	2011	2010
	(millions of dollars)

Operating revenue from PHI’s cross-border energy lease investments	$50	$55	$55
Non-cash charge to reduce carrying value of PHI’s cross-border energy lease investments	—	(7)	(2)

Total operating revenue	$50	$48	$53

Income from operations of discontinued operations, net of income taxes (a)	$32	$33	$28
Net gains associated with the early termination of the cross-border energy lease investments, net of income taxes (b)	9	3	—

Income from discontinued operations, net of income taxes	$41	$36	$28

(a)	Includes income tax expense (benefit) of approximately $5 million, $(2) million and $12 million for the years ended December 31, 2012, 2011 and 2010, respectively.
(b)	Includes income tax expense of approximately $30 million, $36 million and zero for the years ended December 31, 2012, 2011 and 2010, respectively.

During 2012, PHI entered into early termination agreements with two lessees involving all of the leases comprising one of the original eight lease investments. The early terminations of the leases were negotiated at the request of the lessees. PHI received net cash proceeds of $202 million (net of a termination payment of $520 million used to retire the non-recourse debt associated with the terminated leases) and recorded a pre-tax gain of $39 million, representing the excess of the net cash proceeds over the carrying value of the lease investments.

During 2011, PHI entered into early termination agreements with two lessees involving all of the leases comprising one of the original eight lease investments and a small portion of the leases comprising a second lease investment. The early terminations of the leases were negotiated at the request of the lessees. PHI received net cash proceeds of $161 million (net of a termination payment of $423 million used to retire the non-recourse debt associated with the terminated leases) and recorded a pre-tax gain of $39 million, representing the excess of the net cash proceeds over the carrying value of the lease investments.

With respect to the leases terminated in 2012 and 2011, PHI had previously made certain business assumptions regarding foreign investment opportunities available at the end of the full lease terms. Because the leases were terminated in each case earlier than full term, management decided not to pursue these opportunities and recognized the related tax consequences by recording income tax charges in the amounts of $16 million and $22 million for the years ended December 31, 2012 and 2011, respectively. The after-tax gains on the lease terminations were $9 million and $3 million for the years ended December 31, 2012 and 2011, respectively, including the income tax charges discussed above and an income tax provision at the statutory Federal rate of $14 million for each early lease termination. As of December 31, 2012, PHI had no intent to terminate early any other leases in the lease portfolio and maintained its assertion that the foreign earnings recognized at the end of the lease term with respect to certain of these remaining leases will remain invested abroad. See Note (20), “Subsequent Event,” regarding a subsequent change in management’s intent.

PHI is required to assess on a periodic basis the likely outcome of tax positions relating to its cross-border energy lease investments and, if there is a change or a projected change in the timing of the tax benefits generated by the transactions, PHI is required to recalculate the value of its net investment. In that regard, PHI modified its tax cash flow assumptions both in 2011 and 2010 and recorded non-cash pre-tax charges of $7 million and $2 million, respectively, to reduce the carrying value of its net investment. The tax cash flow assumptions changed in 2011 as a result of the enactment of tax regulations in the District of Columbia to implement the mandatory unitary combined reporting method and in 2010 as a result of an overall reassessment of tax cash flow assumptions. These charges as a result of the reassessments were recorded as reductions in cross-border energy lease investment revenue in each of 2011 and 2010.

For additional information concerning these cross-border energy lease investments, see Note (16), “Commitments and Contingencies – PHI’s Cross-Border Energy Lease Investments,” and Note (20), “Subsequent Event.”

Balance Sheet Information

As of December 31, 2012 and 2011, the assets held for disposition and liabilities associated with assets held for disposition related to the cross-border energy lease investments are:

	2012	2011
	(millions of dollars)
Scheduled lease payments to PHI, net of non-recourse debt	$1,852	$2,120
Less: Unearned and deferred income	(615)	(771)

Assets held for disposition	$1,237	$1,349

Liabilities associated with assets held for disposition	$1	$3

Scheduled lease payments from the cross-border energy lease investments are net of non-recourse debt. Minimum lease payments receivable from the cross-border energy lease investments as of December 31, 2012 are zero for each year 2013 through 2017, and $1,237 million thereafter.

To ensure credit quality, PHI regularly monitored the financial performance and condition of the lessees under the former cross-border energy lease investments. Changes in credit quality were assessed to determine whether they affected the carrying value of the leases. PHI compared each lessee’s performance to annual compliance requirements set by the terms and conditions of the leases and compared published credit ratings to minimum credit rating requirements in the leases for lessees with public credit ratings. In addition, PHI routinely met with senior executives of the lessees to discuss their company and asset performance. If the annual compliance requirements or minimum credit ratings were not met, remedies would have been available under the leases.

The table below shows PHI’s net investment in these leases by the published credit ratings of the lessees as of December 31:

Lessee Rating (a)	2012	2011
	(millions of dollars)
Rated Entities
AA/Aa and above	$766	$737
A	471	612

Total	$1,237	$1,349

(a)	Excludes the credit ratings associated with collateral posted by the lessees in these transactions.

Retail Electric and Natural Gas Supply Businesses of Pepco Energy Services

On March 21, 2013, Pepco Energy Services entered into an agreement whereby a third party assumed all the rights and obligations of the remaining natural gas supply customer contracts, and the associated supply obligations, inventory and derivative contracts. The transaction was completed on April 1, 2013. In addition, in the second quarter of 2013, Pepco Energy Services completed the wind-down of its retail electric supply business by terminating its remaining customer supply and wholesale purchase obligations beyond June 30, 2013. As a result, PHI has reported the results of operations of Pepco Energy Services’ retail electric and natural gas supply businesses as discontinued operations in all periods presented in the accompanying consolidated statements of income. Further, the assets and liabilities of Pepco Energy Services’ retail electric and natural gas supply businesses are reported as held for disposition as of each date presented in the accompanying consolidated balance sheets. In addition, Note (1), “Organization,” Note (5), “Segment Information,” Note (12), “Income Taxes,” Note (14), “Derivative Instruments and Hedging Activities,” Note (15), “Fair Value Disclosures,” Note (17), “Accumulated Other Comprehensive Loss,” Note (18), “Quarterly Financial Information (Unaudited),” and Note (19), “Discontinued Operations” have been updated to reflect the classification of the retail electric and natural gas supply businesses of Pepco Energy Services as discontinued operations.

Operating Results

The operating results for the retail electric and natural gas supply businesses of Pepco Energy Services are as follows:

	For the Year Ended December 31,
	2012	2011	2010
	(millions of dollars)
Operating revenue	$415	$954	$1,597

Income from operations of discontinued operations	$44	$3	$33
Income Tax expense	18	1	13

Income From Discontinued Operations, Net of Income Taxes	$26	$2	$20

Balance Sheet Information

As of December 31, 2012 and 2011, the retail electric and natural gas supply businesses of Pepco Energy Services had net accounts receivable of $33 million and $94 million, respectively, inventory assets of $3 million and $7 million, respectively, gross derivative assets of $1 million and $24 million, respectively, other current assets of $1 million and $2 million, respectively, accrued liabilities of $20 million and $61 million, respectively, gross derivative liabilities of $21 million and $107 million, respectively, exclusive of the collateral pledged by Pepco Energy Services against the derivative liabilities, and other current liabilities of $1 million and $2 million, respectively. As of December 31, 2012, the derivative assets were considered level 1 within the fair value hierarchy, and $11 million and $10 million of the derivative liabilities were considered levels 1 and 2, respectively, within the fair value hierarchy. As of December 31, 2011, $22 million and $2 million of the derivative assets were considered levels 1 and 2, respectively, within the fair value hierarchy, and $50 million, $55 million, and $2 million of the derivative liabilities were considered levels 1, 2, and 3, respectively, within the fair value hierarchy.

Derivative Instruments and Hedging Activities

Derivatives were used by the retail electric and natural gas supply businesses of Pepco Energy Services to hedge commodity price risk.

The retail electric and natural gas supply businesses of Pepco Energy Services entered into energy commodity contracts in the form of natural gas futures, swaps, options and forward contracts to hedge commodity price risk in connection with the purchase of physical natural gas and electricity for distribution to customers. The primary risk management objective was to manage the spread between retail sales commitments and the cost of supply used to service those commitments to ensure stable cash flows and lock in favorable prices and margins when they became available.

Commodity contracts held by the retail electric and natural gas supply businesses of Pepco Energy Services that were not designated for hedge accounting, did not qualify for hedge accounting, or did not meet the requirements for normal purchase and normal sale accounting, were marked to market through current earnings. Forward contracts that met the requirements for normal purchase and normal sale accounting were recorded on an accrual basis.

The table below identifies the balance sheet location and fair values of the retail electric and natural gas supply businesses’ derivative instruments as of December 31, 2012 and 2011:

	As of December 31, 2012
Balance Sheet Caption	Derivatives Designated as Hedging Instruments (a)	Other Derivative Instruments	Gross Derivative Instruments	Effects of Cash Collateral and Netting	Net Derivative Instruments
	(millions of dollars)
Assets held for disposition (current assets)	$—	$1	$1	$—	$1

Total Derivative assets	—	1	1	—	1

Liabilities associated with assets held for disposition (current liabilities)	(10)	(9)	(19)	16	(3)
Liabilities associated with assets held for disposition (non-current liabilities)	(1)	(1)	(2)	2	—

Total Derivative liabilities	(11)	(10)	(21)	18	(3)

Net Derivative (liability) asset	$(11)	$(9)	$(20)	$18	$(2)

(a)	Amounts included in Derivatives Designated as Hedging Instruments primarily consist of derivatives that were designated as cash flow hedges prior to Pepco Energy Services’ election to discontinue cash flow hedge accounting for these derivatives.

	As of December 31, 2011
Balance Sheet Caption	Derivatives Designated as Hedging Instruments (a)	Other Derivative Instruments	Gross Derivative Instruments	Effects of Cash Collateral and Netting	Net Derivative Instruments
	(millions of dollars)

Assets held for disposition (current assets)	$17	$6	$23	$(18)	$5
Assets held for disposition (non-current assets)	—	1	1	(1)	—

Total Derivative assets	17	7	24	(19)	5

Liabilities associated with assets held for disposition (current liabilities)	(55)	(34)	(89)	75	(14)
Liabilities associated with assets held for disposition (non-current liabilities)	(11)	(7)	(18)	15	(3)

Total Derivative liabilities	(66)	(41)	(107)	90	(17)

Net Derivative (liability) asset	$(49)	$(34)	$(83)	$71	$(12)

(a)	Amounts included in Derivatives Designated as Hedging Instruments primarily consist of derivatives that were designated as cash flow hedges prior to Pepco Energy Services’ election to discontinue cash flow hedge accounting for these derivatives.

Under FASB guidance on the offsetting of balance sheet accounts (ASC 210-20), the retail electric and natural gas supply businesses of Pepco Energy Services offset the fair value amounts recognized for derivative instruments and the fair value amounts recognized for related collateral positions executed with the same counterparty under master netting agreements. The amount of cash collateral that was offset against these derivative positions is as follows:

	December 31, 2012	December 31, 2011
	(millions of dollars)
Cash collateral pledged to counterparties with the right to reclaim (a)	$18	$71

(a)	Includes cash deposits on commodity brokerage accounts.

As of December 31, 2012 and 2011, all cash collateral pledged by the retail electric and natural gas supply businesses related to derivative instruments accounted for at fair value was entitled to offset under master netting agreements.

Derivatives Designated as Hedging Instruments

Cash Flow Hedges

For energy commodity contracts that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of AOCL and is reclassified into income in the same period or periods during which the hedged transactions affect income. Gains and losses on the derivative that are related to hedge ineffectiveness or the forecasted hedged transaction being probable not to occur are recognized in income. The retail electric and natural gas supply businesses of Pepco Energy Services had elected to no longer apply cash flow hedge accounting to energy derivatives. Amounts included in AOCL for these cash flow hedges as of December 31, 2012 and 2011 represent net losses on derivatives prior to the election to discontinue cash flow hedge accounting less amounts reclassified into income as the hedged transactions occurred or because the hedged transactions were deemed probable not to occur. Gains or losses on these derivatives after the election to discontinue cash flow hedge accounting were recognized in income.

The cash flow hedge activity during the years ended December 31, 2012, 2011 and 2010 is provided in the tables below:

	For the Year Ended December 31,
	2012	2011	2010
	(millions of dollars)
Amount of net pre-tax loss arising during the period included in Accumulated Other Comprehensive Loss	$—	$—	$(100)

Amount of net pre-tax loss reclassified into income:

Income from Discontinued Operations, Net of Income Taxes (a)	39	81	135

Total net pre-tax loss reclassified into Income from Discontinued Operations, Net of Income Taxes	39	81	135

Net pre-tax gain on commodity derivatives included in Accumulated Other Comprehensive Loss	$39	$81	$35

(a)	Included in the above table is a loss of $1 million for the years ended December 31, 2012 and 2011, respectively, which was reclassified from AOCL to income because the forecasted hedged transactions were deemed probable not to occur.

As of December 31, 2012 and 2011, the retail electric and natural gas supply businesses of Pepco Energy Services had the following types and quantities of outstanding energy commodity contracts employed as cash flow hedges of forecasted purchases and forecasted sales.

	Quantities
Commodity	December 31, 2012	December 31, 2011
Forecasted Purchases Hedges
Electricity (Megawatt hours (MWh))	—	614,560

Forecasted Sales Hedges
Electricity (MWh)	—	614,560

Cash Flow Hedges Included in Accumulated Other Comprehensive Loss

Cash flow hedges are marked to market on the balance sheet with corresponding adjustments to AOCL for effective cash flow hedges. As of December 31, 2012, $11 million of the losses in AOCL were associated with derivatives that the retail electric and natural gas supply businesses of Pepco Energy Services had previously designated as cash flow hedges. The tables below provide details regarding effective cash flow hedges included in the retail electric and natural gas supply businesses of Pepco Energy Services’ balance sheets as of December 31, 2012 and 2011. Although the retail electric and natural gas supply businesses of Pepco Energy Services elected to no longer apply cash flow hedge accounting to derivatives prior to December 31, 2011, gains or losses previously deferred in AOCL prior to the decision to discontinue cash flow hedge accounting remained in AOCL until the hedged forecasted transaction occurred unless it was deemed probable that the hedged forecasted transaction would not occur. The data in the following tables indicate the cumulative net loss after-tax related to effective cash flow hedges by contract type included in AOCL, the portion of AOCL expected to be reclassified to income during the next 12 months, and the maximum hedge or deferral term:

Contracts	As of December 31, 2012		Maximum Term
	Accumulated Other Comprehensive Loss After-tax	Portion Expected to be Reclassified to Income during the Next 12 Months
	(millions of dollars)
Energy commodity (a)	$6	$5	17 months

Total	$6	$5

(a)	The unrealized derivative losses recorded in AOCL relate to forecasted physical natural gas and electricity purchases which are used to supply retail electric and natural gas supply contracts that are in gain positions and subject to accrual accounting. Under accrual accounting, no asset is recorded on Pepco Energy Services’ balance sheet and the purchase cost is not recognized until the period of distribution.

Contracts	As of December 31, 2011		Maximum Term
	Accumulated Other Comprehensive Loss After-tax	Portion Expected to be Reclassified to Income during the Next 12 Months
	(millions of dollars)
Energy commodity (a)	$29	$23	29 months

Total	$29	$23

(a)	The unrealized derivative losses recorded in AOCL relate to forecasted physical natural gas and electricity purchases which are used to supply retail electric and natural gas supply contracts that are in gain positions and subject to accrual accounting. Under accrual accounting, no asset is recorded on Pepco Energy Services’ balance sheet and the purchase cost is not recognized until the period of distribution.

Other Derivative Activity

The retail electric and natural gas supply businesses of Pepco Energy Services held certain derivatives that were not in hedge accounting relationships and were not designated as normal purchases or normal sales. These derivatives were recorded at fair value on the balance sheet with the gain or loss for changes in fair value recorded through Income from Discontinued Operations, Net of Income Taxes.

For the years ended December 31, 2012, 2011, and 2010, the amount of the derivative gain (loss) for the retail electric and natural gas supply businesses of Pepco Energy Services recognized in Income from Discontinued Operations, Net of Income Taxes is provided in the table below:

	For the Year Ended December 31,
	2012	2011	2010
	(millions of dollars)
Reclassification of mark-to-market to realized on settlement of contracts	$27	$—	$2
Unrealized mark-to-market loss	(3)	(30)	(3)

Total net gain (loss)	$24	$(30)	$(1)

As of December 31, 2012 and 2011, the retail electric and natural gas supply businesses of Pepco Energy Services had the following net outstanding commodity forward contract quantities and net position on derivatives that did not qualify for hedge accounting:

	December 31, 2012		December 31, 2011
Commodity	Quantity	Net Position	Quantity	Net Position
Financial transmission rights (MWh)	181,008	Long	267,480	Long
Electric capacity (MW-Days)	—	-	12,920	Long
Electricity (MWh)	261,240	Long	788,280	Long
Natural gas (MMBtu)	2,867,500	Long	24,550,257	Long

Conectiv Energy

In April 2010, the Board of Directors approved a plan for the disposition of PHI’s competitive wholesale power generation, marketing and supply business, which had been conducted through Conectiv Energy. On July 1, 2010, PHI completed the sale of Conectiv Energy’s wholesale power generation business to Calpine. The disposition of Conectiv Energy’s remaining assets and businesses, consisting of its load service supply contracts, energy hedging portfolio, certain tolling agreements and other assets not included in the Calpine sale, has been completed.

Conectiv Energy’s loss from discontinued operations, net of income taxes, for the years ended December 31, 2012, 2011 and 2010, was zero, $3 million and $107 million, respectively. Conectiv Energy’s other comprehensive income from discontinued operations, net of income taxes, for the years ended December 31, 2012, 2011 and 2010, was zero, zero and $103 million, respectively.